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EXHIBIT 99.1


                                 LOUDEYE CORP.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Loudeye Corp. (the "Company") certifies that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2003

                                             LOUDEYE CORP.

                                                  /s/ Jeffrey M. Cavins
                                             __________________________________
                                                      JEFFREY M. CAVINS
                                                 CHIEF EXECUTIVE OFFICER,
                                                        PRESIDENT

     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. A signed original of this written statement required by Section 906 has been provided to Loudeye Corp. and will be retained by Loudeye Corp. and furnished to the Securities and Exchange Commission or its staff upon request.